                                     L E A S E

     This Lease is between INTRAM INVESTMENT CORP., an Ohio Corporation (hereinafter referred to as INTRAM) whose address is 11157 Snider Road, Cincinnati, Ohio, 45249 and LIGHT TOUCH VEIN & LASER, INC., an Ohio Corporation (hereinafter referred to as LIGHT TOUCH) whose address is 10663 Montgomery Road, Cincinnati, Ohio, 45242.

     WHEREAS, INTRAM has purchased certain laser equipment as more particularly described in EXHIBIT "A" attached hereto, and

     WHEREAS, LIGHT TOUCH desires to lease said equipment from INTRAM and INTRAM is agreeable to leasing said equipment to LIGHT TOUCH.

     NOW THEREFORE, the parties agree as follows:

1.   EQUIPMENT

     INTRAM hereby leases to LIGHT TOUCH upon the terms and conditions set forth herein, the equipment more particularly described in EXHIBIT "A" attached hereto (hereinafter referred to as "EQUIPMENT").

2.   TERM

     The term of this Lease shall be thirty-six (36) months and shall begin September 1, 1997.

3.   RENT

     LIGHT TOUCH shall pay to INTRAM a base rent of Two Hundred Sixty-nine Thousand Eight Hundred Two and 72/100 Dollars

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($269,802.72) payable in equal monthly installments of Seven Thousand Four
Hundred Ninety-four and 52/100 Dollars ($7,494.52).

4.   USE AND CARE OF EQUIPMENT

     LIGHT TOUCH shall not use or knowingly permit any part of the EQUIPMENT to be used for any unlawful purpose. LIGHT TOUCH shall keep the EQUIPMENT and every part thereof in a clean and wholesome condition and generally that it will, in all respects, and at all times, fully comply with all lawful health, fire and police regulations.

5.   INSURANCE

     LIGHT TOUCH shall, at all times, insure the PREMISES and equipment on said EQUIPMENT against fire, theft and damage during the term of this Lease.

6.   REPAIRS AND MAINTENANCE

     LIGHT TOUCH covenants and agrees, at its own expense, to keep the EQUIPMENT, at all times in good repair, order and condition. LIGHT TOUCH will commit no waste to the EQUIPMENT.

7.   ASSIGNMENT

     This Lease shall be nonassignable by LIGHT TOUCH. LIGHT TOUCH shall not sublet the EQUIPMENT.

9.   REMEDIES

     INTRAM shall have all remedies available to it upon default of any of the terms and conditions of this Lease as provided by Ohio Law.

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     IN WITNESS WHEREOF, the parties have hereunto set their hands on the day and year first above written.

Witnesses:                         INTRAM INVESTMENT CORP.

/s/ Kim L. Hartman                 By:  /s/ Gregory F. Martini
----------------------------------    ----------------------------------
                                        Gregory F. Martini, President

                                   Dated: 8/22/97
                                         -------------------------------
                                   LIGHT TOUCH VEIN & LASER, INC.


/s/ [ILLEGIBLE]                    By:   /s/ Colin Herd
----------------------------------    ----------------------------------
                                        Dr. Colin Herd, President

                                   Dated:  8/22/97
                                         -------------------------------


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                                  EXHIBIT "A"

                             1 - Endermologie Table
                            1 - Endermologie System
                        1 - 755,Alexandrite Laser System
                      1 - Medlite Q-Switched/Laser System
                         1 - Model CB Erbium/YAG Laser
                         1 - Copper Vapor Laser System

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